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                                                                    Exhibit 32.2




                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Annual Report of Integrated Electrical Services, Inc. (the "Company") on Form 10-K for the period ending September 30, 2003 (the "Report"), I, William W. Reynolds, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ William W. Reynolds
--------------------------------
William W. Reynolds
Chief Financial Officer
November 24, 2003